Exhibit 32

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-QSB of CN Bancorp, Inc. (the "Company") for the quarterly period ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company


/s/Jan W. Clark

Jan W. Clark
President and Chief Executive Officer
August 1, 2003


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.



I hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-QSB of CN Bancorp, Inc. (the "Company") for the quarterly period ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company


/s/ Michael T. Storm

Michael T. Storm
Chief Financial Officer
August 1, 2003


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.



A signed original of this written statement required by Section 906 has been provided to CN Bancorp, Inc. and will be retained by CN Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.





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